Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2019 FINANCIAL RESULTS

SEATTLE — August 1, 2019 -

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced its financial results for the second quarter ended June 30, 2019.

•	Second quarter revenue of $44.2 million

•	Strong early success with SAFRTM

•	Successful worldwide roll-out of 2nd free-to-play game, Delicious World

•	Remain committed to proactive expense management

Management Commentary

“In the second quarter, we achieved solid results overall with two particularly strong areas: our SAFR Facial Recognition platform and our free-to-play casual mobile games,” said Rob Glaser, Chairman and CEO of RealNetworks. “SAFR bookings were up significantly quarter-over-quarter. SAFR also continued to shine technically, retaining its position in the NIST ratings as the fastest and smallest of the most accurate Facial Recognition Systems.”

Mr. Glaser added, “We also demonstrated solid traction in free-to-play casual mobile games. Our second free-to-play title, Delicious World, launched at the end of the second quarter and is off to a terrific start.”

Second Quarter 2019 Financial Highlights

•
Revenue was $44.2 million (inclusive of $28.6 million from Napster) compared to $39.5 million (inclusive of $24.3 million from Napster) in the prior quarter and $15.7 million in the prior year period. The second quarter of 2019 reflects the first full quarter consolidation of Napster’s financial statements.

•
Gross profit margin was 38%, up from 37% in the prior quarter and down from 71% in the prior year period. Napster’s gross profit margin for the second quarter of 2019 was 19%, while RealNetworks’ gross profit margin without Napster was 73%.

•
Operating expenses increased $0.9 million, or 3%, from the prior quarter and increased $8.4 million, or 47%, from the prior year period. Napster’s operating expenses were $6.6 million for the second quarter of 2019. Included in the second quarter of 2019 total operating expenses were $0.4 million of transaction costs related to the acquisition of Napster and $0.3 million of expenses recorded for the change in fair value of the contingent consideration liability related to the acquisition of Napster.

•
Net loss attributable to RealNetworks was $(9.2) million, or $(0.24) per share, compared to net income of $1.5 million, or $0.04 per share, in the prior quarter and a net loss of $(6.9) million, or $(0.18) per share, in the prior year period. Net income attributable to RealNetworks in the first quarter of 2019 included a gain of $12.3 million related to the acquisition of Napster.

•
Adjusted EBITDA was a loss of $(6.3) million compared to a loss of $(7.9) million in the prior quarter and a loss of $(5.8) million in the prior year period. A reconciliation of GAAP net income (loss) including noncontrolling interests to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	At June 30, 2019, the Company had $26.3 million in unrestricted cash and cash equivalents compared to $36.9 million at March 31, 2019.

Business Outlook

For the third quarter of 2019, RealNetworks expects to achieve the following results including noncontrolling interests:

•	Total revenue is expected to be in the range of $43.0 million to $46.0 million.

•	Adjusted EBITDA loss is expected to be in the range of $(2.5) million to $(5.5) million.

Conference Call and Webcast Information
The Company will host a conference call today to review results and discuss its performance shortly after 4:30 p.m. ET / 1:30 p.m. PT. Participants may join the conference call by dialing 1-877-451-6152 (United States) or 1-201-389-0879 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Thursday, August 22, 2019, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13692194.

A live webcast will be available on RealNetworks’ Investor Relations site under the Events & Presentations section at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

About RealNetworks

Building on a legacy of digital media expertise and innovation, RealNetworks has created a new generation of products that employ best-in-class artificial intelligence and machine learning to enhance and secure our daily lives. SAFR (www.safr.com) is the world’s premier facial recognition platform for live video. Leading in real-world performance and accuracy as evidenced in testing by NIST, SAFR enables new applications for security, convenience, and analytics. Kontxt (www.kontxt.com) is the foremost platform for categorizing A2P messages to help mobile carriers build customer loyalty and drive new revenue through text message classification and antispam. For information about our other products, visit www.realnetworks.com.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) including noncontrolling interests to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to our current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Napster segment. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect our expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results for RealNetworks, on a consolidated basis, to differ from the results predicted include: our ability to realize operating efficiencies, growth and other benefits from the implementation of our growth initiatives; successful monetization of our products and services; competitive risks, including the emergence or growth of competing technologies, products and services; potential outcomes and effects of claims and legal proceedings; risks associated with key customer or strategic relationships and business acquisitions; disruptions in the global financial markets, including changes in consumer spending and impacts to credit availability; fluctuations in foreign currencies; and unique risk factors that relate to our Napster segment, such as risks stemming from its streaming music service and related music royalties. More information about potential risk factors that could affect our business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of our financial statements and forward-looking financial guidance requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. RealNetworks assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

For More Information:
Investor Relations for RealNetworks
Kimberly Orlando, Addo Investor Relations
310-829-5400
IR@realnetworks.com
RNWK-F

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,

	2019	2018	2019	2018
	(in thousands, except per share data)

Net revenue	$44,248	$15,724	$83,720	$35,374
Cost of revenue	27,282	4,625	52,152	9,761
Gross profit	16,966	11,099	31,568	25,613

Operating expenses:
Research and development	8,876	7,652	17,709	15,346
Sales and marketing	8,360	4,883	16,502	10,880
General and administrative	8,392	5,339	16,756	10,940
Restructuring and other charges	729	187	896	688
Lease exit and related benefit	—	(129)	—	(454)

Total operating expenses	26,357	17,932	51,863	37,400

Operating loss	(9,391)	(6,833)	(20,295)	(11,787)

Other income (expenses):
Interest expense	(43)	—	(209)	—
Interest income	40	111	117	198
Gain (loss) on equity investment, net	—	—	12,338	—
Other income (expenses), net	183	(42)	310	(83)

Total other income (expenses), net	180	69	12,556	115

Income (loss) before income taxes	(9,211)	(6,764)	(7,739)	(11,672)
Income tax expense	244	166	502	436

Net income (loss) including noncontrolling interests	(9,455)	(6,930)	(8,241)	(12,108)
Net income (loss) attributable to noncontrolling interests	(253)	—	(572)	—
Net income (loss) attributable to RealNetworks	$(9,202)	$(6,930)	$(7,669)	$(12,108)

Net income (loss) per share attributable to RealNetworks- Basic:	$(0.24)	$(0.18)	$(0.20)	$(0.32)
Net income (loss) per share attributable to RealNetworks- Diluted:	$(0.24)	$(0.18)	$(0.20)	$(0.32)

Shares used to compute basic net income (loss) per share	37,948	37,577	37,885	37,514
Shares used to compute diluted net income (loss) per share	37,948	37,577	37,885	37,514

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2019	December 31, 2018
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$26,339	$35,561
Short-term investments	—	24
Trade accounts receivable, net	31,957	11,751
Deferred costs, current portion	465	331
Prepaid expenses and other current assets	20,382	5,911
Total current assets	79,143	53,578

Equipment and software	32,079	37,458
Leasehold improvements	3,319	3,292
Total equipment, software, and leasehold improvements	35,398	40,750
Less accumulated depreciation and amortization	32,268	37,996
Net equipment, software, and leasehold improvements	3,130	2,754

Operating lease assets	13,672	—
Restricted cash equivalents	2,124	1,630
Other assets	2,739	3,997
Deferred costs, non-current portion	797	528
Deferred tax assets, net	854	851
Other intangible assets, net	21,616	26
Goodwill	65,395	16,955

Total assets	$189,470	$80,319

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$5,224	$3,910
Accrued royalties, fulfillment and other current liabilities	97,951	11,312
Commitment to Napster	—	2,750
Deferred revenue, current portion	6,054	2,125
Notes payable	7,878	—
Total current liabilities	117,107	20,097

Deferred revenue, non-current portion	179	268
Deferred rent	—	986
Deferred tax liabilities, net	1,262	1,168
Long-term lease liabilities	10,384	—
Other long-term liabilities	11,070	960

Total liabilities	140,002	23,479

Total shareholders' equity	49,382	56,840

Noncontrolling interests	86	—

Total equity	49,468	56,840

Total liabilities and equity	$189,470	$80,319

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2019	2018
	(in thousands)

Cash flows from operating activities:
Net income (loss) including noncontrolling interests	$(8,241)	$(12,108)
Adjustments to reconcile net income (loss) including noncontrolling interests to net cash used in operating activities:
Depreciation and amortization	2,959	1,231
Stock-based compensation	1,917	1,614
Deferred income taxes, net	—	(12)
(Gain) loss on equity investment, net	(12,338)	—
Foreign currency (gain) loss	(315)	—
Fair value adjustments to contingent consideration liability	300	—
Mark to market adjustment of warrants	—	50
Net change in certain operating assets and liabilities	(381)	(3,505)
Net cash used in operating activities	(16,099)	(12,730)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(873)	(580)
Proceeds from sales and maturities of short-term investments	24	5,726
Acquisition, net of cash acquired	12,260	(4,192)
Net cash provided by investing activities	11,411	954
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	144	114
Tax payments from shares withheld upon vesting of restricted stock	(287)	(243)
Proceeds from notes payable	19,760	—
Repayments of notes payable	(24,018)	—
Other financing activities	450	—
Net cash provided by (used in) financing activities	(3,951)	(129)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(89)	(731)
Net increase (decrease) in cash, cash equivalents and restricted cash	(8,728)	(12,636)
Cash, cash equivalents and restricted cash, beginning of period	37,191	53,596
Cash, cash equivalents and restricted cash, end of period	$28,463	$40,960

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2019		2018
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Segment
Consumer Media (A)	$2,620	$2,486	$4,068	$4,733	$3,884	$5,483
Mobile Services (B)	6,997	6,939	6,899	7,348	6,719	8,704
Games (C)	6,048	5,710	5,590	5,498	5,121	5,463
Napster (D)	28,583	24,337	—	—	—	—
Total net revenue	$44,248	$39,472	$16,557	$17,579	$15,724	$19,650

Net Revenue by Product
Consumer Media
- Software License (E)	$944	$735	$2,049	$2,746	$1,808	$3,337
- Subscription Services (F)	1,040	1,088	1,153	1,232	1,225	1,285
- Product Sales (G)	206	219	257	281	299	340
- Advertising & Other (H)	430	444	609	474	552	521

Mobile Services
- Software License (I)	957	599	514	520	469	1,335
- Subscription Services (J)	6,040	6,340	6,385	6,828	6,250	7,369

Games
- Subscription Services (K)	3,073	2,985	3,014	2,745	2,689	2,693
- Product Sales (L)	2,177	1,988	2,013	2,279	1,953	2,402
- Advertising & Other (M)	798	737	563	474	479	368

Napster
- Subscription Services (N)	28,583	24,337	—	—	—	—

Total net revenue	$44,248	$39,472	$16,557	$17,579	$15,724	$19,650

Net Revenue by Geography
United States	$21,322	$18,970	$7,697	$9,026	$7,646	$11,434
Rest of world	22,926	20,502	8,860	8,553	8,078	8,216
Total net revenue	$44,248	$39,472	$16,557	$17,579	$15,724	$19,650

Net Revenue by Segment
(A) The Consumer Media segment primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services segment primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games segment primarily includes revenue from sales of mobile and PC games, online games subscription services, player purchases of in-game virtual goods, and advertising on games sites and social network sites.

(D) The Napster segment primarily includes revenue from subscription music offerings from on-demand streaming services and conditional downloads. Napster revenues are included in our consolidated results from the January 18, 2019 acquisition date forward.

Net Revenue by Product
(E) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(F) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(G) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(H) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(I) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform.
(J) Subscription services revenue within Mobile Services includes revenue from ringback tones and our messaging platform services, as well as from related professional services provided to mobile carriers.

(K) Subscription services revenue within Games includes revenue from online games subscriptions.
(L) Product sales revenue within Games includes revenue from retail and wholesale games-related revenue, sales of mobile games, and player purchases of in-game virtual goods.
(M) Advertising & other revenue within Games includes advertising on games sites and social network sites.
(N) Subscription services revenue within Napster includes music tracks by way of on-demand streaming and conditional downloads offered directly to end consumers and distribution partners.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2019		2018	2019	2018
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$2,620	$2,486	$3,884	$5,106	$9,367
Cost of revenue	803	833	1,028	1,636	2,021
Gross profit	1,817	1,653	2,856	3,470	7,346

Gross margin	69%	66%	74%	68%	78%

Operating expenses	2,877	3,119	3,439	5,996	7,357
Operating income (loss), a GAAP measure	$(1,060)	$(1,466)	$(583)	$(2,526)	$(11)
Depreciation and amortization	56	54	51	110	97

Contribution margin, a non-GAAP measure	$(1,004)	$(1,412)	$(532)	$(2,416)	$86

Mobile Services

Net revenue	$6,997	$6,939	$6,719	$13,936	$15,423
Cost of revenue	1,865	2,048	2,134	3,913	4,450
Gross profit	5,132	4,891	4,585	10,023	10,973

Gross margin	73%	70%	68%	72%	71%

Operating expenses	7,438	7,561	6,969	14,999	14,335
Operating income (loss), a GAAP measure	$(2,306)	$(2,670)	$(2,384)	$(4,976)	$(3,362)
Acquisitions related intangible asset amortization	—	—	91	—	183
Depreciation and amortization	106	231	155	337	335

Contribution margin, a non-GAAP measure	$(2,200)	$(2,439)	$(2,138)	$(4,639)	$(2,844)

Games

Net revenue	$6,048	$5,710	$5,121	$11,758	$10,584
Cost of revenue	1,655	1,670	1,456	3,325	3,273
Gross profit	4,393	4,040	3,665	8,433	7,311

Gross margin	73%	71%	72%	72%	69%

Operating expenses	5,288	5,037	5,095	10,325	10,012
Operating income (loss), a GAAP measure	$(895)	$(997)	$(1,430)	$(1,892)	$(2,701)
Acquisitions related intangible asset amortization	—	23	20	23	20
Depreciation and amortization	84	83	146	167	311

Contribution margin, a non-GAAP measure	$(811)	$(891)	$(1,264)	$(1,702)	$(2,370)

Napster

Net revenue	$28,583	$24,337	$—	$52,920	$—
Cost of revenue	23,026	20,396	—	43,422	—
Gross profit	5,557	3,941		9,498	—

Gross margin	19%	16%	—%	18%	—%

Operating expenses	6,638	5,532	—	12,170	—
Operating income (loss), a GAAP measure	$(1,081)	$(1,591)	$—	$(2,672)	$—
Acquisitions related intangible asset amortization	1,129	943	—	2,072	—
Depreciation and amortization	69	115	—	184	—

Contribution margin, a non-GAAP measure	$117	$(533)	$—	$(416)	$—

Corporate

Cost of revenue	$(67)	$(77)	$7	$(144)	$17
Gross profit	67	77	(7)	144	(17)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	4,116	4,257	2,429	8,373	5,696
Operating income (loss), a GAAP measure	$(4,049)	$(4,180)	$(2,436)	$(8,229)	$(5,713)
Other income (expense), net	183	127	(42)	310	(83)
Foreign currency (gain) loss	(164)	(151)	(2)	(315)	20
Depreciation and amortization	33	33	148	66	285
Fair value adjustments to contingent consideration liability	300	—	—	300	—
Restructuring and other charges	729	167	187	896	688
Stock-based compensation	533	1,384	457	1,917	1,614
Lease exit and related benefit	—	—	(129)	—	(454)

Contribution margin, a non-GAAP measure (1)	$(2,435)	$(2,620)	$(1,817)	$(5,055)	$(3,643)
(1)2018 Corporate contribution margin was revised to exclude the impact of realized and unrealized foreign currency (gain) loss incurred in each respective period. Foreign currency (gain) loss is reported in Other income (expense), net, in our consolidated statement of operations.

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) including noncontrolling interests to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2019		2018	2019	2018
	Q2	Q1	Q2	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) including noncontrolling interests to adjusted EBITDA:

Net income (loss) including noncontrolling interests	$(9,455)	$1,214	$(6,930)	$(8,241)	$(12,108)
Income tax expense (benefit)	244	258	166	502	436
Interest expense	43	166	—	209	—
Interest income	(40)	(77)	(111)	(117)	(198)
(Gain) loss on equity investment, net	—	(12,338)	—	(12,338)	—
Foreign currency (gain) loss	(164)	(151)	(2)	(315)	20
Acquisitions related intangible asset amortization	1,129	966	111	2,095	203
Depreciation and amortization	348	516	500	864	1,028
Fair value adjustments to contingent consideration liability	300	—	—	300	—
Restructuring and other charges	729	167	187	896	688
Stock-based compensation	533	1,384	457	1,917	1,614
Lease exit and related benefit	—	—	(129)	—	(454)
Adjusted EBITDA, a non-GAAP measure (1)	$(6,333)	$(7,895)	$(5,751)	$(14,228)	$(8,771)
(1)2018 adjusted EBITDA was revised to exclude the impact of realized and unrealized foreign currency (gain) loss incurred in each respective period. Foreign currency (gain) loss is reported in Other income (expense), net, in our consolidated statement of operations.